Exhibit 99.1
Five Point Holdings, LLC Reports Second Quarter 2022 Results
Second Quarter 2022 Highlights
•Valencia builder sales of 168 homes during the quarter within 18 active neighborhoods.
•Great Park builder sales of 37 homes during the quarter.
•At Great Park Neighborhoods, our newest neighborhood, “Solis Park,” consisting of approximately 850 homes began opening homes for sale with the majority of builder collections planned to open for sale in the third quarter.
•Extended the initial term of the development management agreement with the Great Park Venture through December 31, 2022.
•Consolidated revenues of $5.4 million; consolidated net loss of $11.0 million.
•Debt to total capitalization ratio of 25.2% and liquidity of $252.5 million as of June 30, 2022.
Irvine, CA, August 2, 2022 (Business Wire) – Five Point Holdings, LLC (“Five Point” or the “Company”) (NYSE:FPH), an owner and developer of large mixed-use planned communities in California, today reported its second quarter 2022 results.
Dan Hedigan, Chief Executive Officer, said, “Our second quarter has been a pivotal quarter for FivePoint, as we have focused our attention on positioning and building for our future. We are positioned with near-term residential land closings that will be profitable and will fortify our already strong balance sheet, we have right-sized our operating platform with our “do more with less” overhead strategy, and we are executing a carefully crafted commercial property strategy that will begin to produce results as well. While there is some uncertainty in the new home market, the long-term outlook remains quite favorable, given disciplined mortgage underwriting standards that have been in place, the favorable demographics that support the need for new housing, as well as the general overall shortage of housing supply.”
Consolidated Results
Liquidity and Capital Resources
As of June 30, 2022, total liquidity of $252.5 million was comprised of cash and cash equivalents totaling $127.8 million and borrowing availability of $124.7 million under our $125.0 million unsecured revolving credit facility. Total capital was $1.9 billion, reflecting $2.9 billion in assets and $1.0 billion in liabilities and redeemable noncontrolling interests.
Results of Operations for the Three Months Ended June 30, 2022
Revenues. Revenues of $5.4 million for the three months ended June 30, 2022 were primarily generated from management services.
Equity in earnings from unconsolidated entities. Equity in earnings from unconsolidated entities was $0.6 million for the three months ended June 30, 2022. The Great Park Venture had no land sales during the three months ended June 30, 2022 but did close the sale of 13 homes under its fee build program at Great Park Neighborhoods, generating $23.3 million in revenues. Net income for the Great Park Venture was $1.5 million. Our share of the net income from our 37.5% percentage interest, adjusted for basis differences, was $0.2 million. Additionally, we recognized $0.1 million in earnings from our 75% interest in the Gateway Commercial Venture and $0.3 million in earnings from our 10% interest in the Valencia Landbank Venture, which was primarily a result of land sales to third-party homebuilders by the Valencia Landbank Venture.
Selling, general, and administrative. Selling, general, and administrative expenses were $12.7 million for the three months ended June 30, 2022.
Net loss. Consolidated net loss for the quarter was $11.0 million. Net loss attributable to noncontrolling interests totaled $5.9 million, resulting in net loss attributable to the Company of $5.1 million. Net loss attributable to noncontrolling interests represents the portion of loss allocated to related party partners and members that hold units of the operating company and the San Francisco Venture. Holders of units of the operating company and the San Francisco Venture can redeem their interests for either, at our election, our Class A common shares on a one-for-one basis or cash. In connection with any redemption or exchange, our ownership of our operating subsidiaries will increase thereby reducing the amount of income allocated to noncontrolling interests in subsequent periods.

Conference Call Information
In conjunction with this release, Five Point will host a conference call on Tuesday, August 2, 2022 at 5:00 p.m. Eastern Time. Dan Hedigan, Chief Executive Officer, and Leo Kij, Interim Chief Financial Officer, will host the call. Interested investors and other parties can listen to a live Internet audio webcast of the conference call that will be available on the Five Point website at ir.fivepoint.com. The conference call can also be accessed by dialing (800) 458-4121 (domestic) or (856) 344-9290 (international). A telephonic replay will be available starting approximately two hours after the end of the call by dialing (844) 512-2921, or for international callers, (412) 317-6671. The passcode for the live call and the replay is 6902049. The telephonic replay will be available until 11:59 p.m. Eastern Time on August 16, 2022.
About Five Point
Five Point, headquartered in Irvine, California, designs and develops large mixed-use planned communities in Orange County, Los Angeles County, and San Francisco County that combine residential, commercial, retail, educational, and recreational elements with public amenities, including civic areas for parks and open space. Five Point’s communities include the Great Park Neighborhoods® in Irvine, Valencia® in Los Angeles County, and Candlestick® and The San Francisco Shipyard® in the City of San Francisco. These communities are designed to include approximately 40,000 residential homes and approximately 23 million square feet of commercial space.
Forward-Looking Statements
This press release contains forward-looking statements that are subject to risks and uncertainties. These statements concern expectations, beliefs, projections, plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. When used, the words “anticipate,” “believe,” “expect,” “intend,” “may,” “might,” “plan,” “estimate,” “project,” “should,” “will,” “would,” “result” and similar expressions that do not relate solely to historical matters are intended to identify forward-looking statements. This press release may contain forward-looking statements regarding: our expectations of our future revenues, costs and financial performance; future demographics and market conditions in the areas where our communities are located; the outcome of pending litigation and its effect on our operations; the timing of our development activities; and the timing of future real estate purchases or sales. We caution you that any forward-looking statements included in this press release are based on our current views and information currently available to us. Forward-looking statements are subject to risks, trends, uncertainties and factors that are beyond our control. Some of these risks and uncertainties are described in more detail in our filings with the SEC, including our Annual Report on Form 10-K, under the heading “Risk Factors.” Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. We caution you therefore against relying on any of these forward-looking statements. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. They are based on estimates and assumptions only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes, except as required by applicable law.

Investor Relations:
Leo Kij, 949-349-1029
Leo.Kij@fivepoint.com
or
Media:
Eric Morgan, 949-349-1088
Eric.Morgan@fivepoint.com

Source: Five Point Holdings, LLC

FIVE POINT HOLDINGS, LLC
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
REVENUES:
Land sales	$14	$65	$571	$87
Land sales—related party	1,711	37	1,712	56
Management services—related party	2,703	7,647	6,250	20,086
Operating properties	965	555	1,746	1,255
Total revenues	5,393	8,304	10,279	21,484
COSTS AND EXPENSES:
Land sales	—	—	—	—
Management services	2,200	5,848	4,884	16,625
Operating properties	2,378	1,418	4,217	3,003
Selling, general, and administrative	12,651	19,218	29,442	38,756
Restructuring	—	—	19,437	—
Total costs and expenses	17,229	26,484	57,980	58,384
OTHER INCOME:
Interest income	117	26	138	53
Miscellaneous	112	1,113	224	2,317
Total other income	229	1,139	362	2,370
EQUITY IN EARNINGS (LOSS) FROM UNCONSOLIDATED ENTITIES	643	12,119	(389)	8,563
LOSS BEFORE INCOME TAX PROVISION	(10,964)	(4,922)	(47,728)	(25,967)
INCOME TAX PROVISION	(8)	(5)	(13)	(5)
NET LOSS	(10,972)	(4,927)	(47,741)	(25,972)
LESS NET LOSS ATTRIBUTABLE TO NONCONTROLLING INTERESTS	(5,861)	(2,638)	(25,500)	(13,904)
NET LOSS ATTRIBUTABLE TO THE COMPANY	$(5,111)	$(2,289)	$(22,241)	$(12,068)

NET LOSS ATTRIBUTABLE TO THE COMPANY PER CLASS A SHARE
Basic	$(0.07)	$(0.03)	$(0.32)	$(0.18)
Diluted	$(0.07)	$(0.03)	$(0.33)	$(0.18)
WEIGHTED AVERAGE CLASS A SHARES OUTSTANDING
Basic	68,495,523	67,410,440	68,332,460	67,349,986
Diluted	69,635,563	67,410,440	69,472,500	67,349,986
NET LOSS ATTRIBUTABLE TO THE COMPANY PER CLASS B SHARE
Basic and diluted	$(0.00)	$(0.00)	$(0.00)	$(0.00)
WEIGHTED AVERAGE CLASS B SHARES OUTSTANDING
Basic and diluted	79,233,544	79,233,544	79,233,544	79,233,544

FIVE POINT HOLDINGS, LLC
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except shares)
(Unaudited)

	June 30, 2022	December 31, 2021
ASSETS
INVENTORIES	$2,187,647	$2,096,824
INVESTMENT IN UNCONSOLIDATED ENTITIES	372,685	374,553
PROPERTIES AND EQUIPMENT, NET	30,881	31,466
INTANGIBLE ASSET, NET—RELATED PARTY	51,405	51,405
CASH AND CASH EQUIVALENTS	127,820	265,462
RESTRICTED CASH AND CERTIFICATES OF DEPOSIT	1,330	1,330
RELATED PARTY ASSETS	98,656	101,818
OTHER ASSETS	19,185	20,052
TOTAL	$2,889,609	$2,942,910

LIABILITIES AND CAPITAL
LIABILITIES:
Notes payable, net	$619,884	$619,116
Accounts payable and other liabilities	100,757	115,374
Related party liabilities	102,588	95,918
Deferred income tax liability, net	12,998	12,998
Payable pursuant to tax receivable agreement	173,068	174,126
Total liabilities	1,009,295	1,017,532

REDEEMABLE NONCONTROLLING INTEREST	25,000	25,000
CAPITAL:
Class A common shares; No par value; Issued and outstanding: June 30, 2022—69,068,354 shares; December 31, 2021—70,107,552 shares
Class B common shares; No par value; Issued and outstanding: June 30, 2022—79,233,544 shares; December 31, 2021—79,233,544 shares
Contributed capital	586,267	587,587
Retained earnings	26,548	48,789
Accumulated other comprehensive loss	(1,925)	(1,952)
Total members’ capital	610,890	634,424
Noncontrolling interests	1,244,424	1,265,954
Total capital	1,855,314	1,900,378
TOTAL	$2,889,609	$2,942,910

FIVE POINT HOLDINGS, LLC
SUPPLEMENTAL DATA
(In thousands)
(Unaudited)

Liquidity

June 30, 2022
Cash and cash equivalents	$127,820
Borrowing capacity (1)	124,651
Total liquidity	$252,471

(1) As of June 30, 2022, no amounts were drawn on the Company’s $125.0 million revolving credit facility; however, letters of credit of approximately $0.3 million were issued and outstanding under the revolving credit facility, thus reducing the available capacity by the outstanding letters of credit amount.

Debt to Total Capitalization and Net Debt to Total Capitalization

June 30, 2022
Debt (1)	$625,000
Total capital	1,855,314
Total capitalization	$2,480,314
Debt to total capitalization	25.2%

Debt (1)	$625,000
Less: Cash and cash equivalents	127,820
Net debt	497,180
Total capital	1,855,314
Total net capitalization	$2,352,494
Net debt to total capitalization (2)	21.1%

(1) For purposes of this calculation, debt is the amount due on the Company’s notes payable before offsetting for capitalized deferred financing costs.
(2) Net debt to total capitalization is a non-GAAP financial measure defined as net debt (debt less cash and cash equivalents) divided by total net capitalization (net debt plus total capital). The Company believes the ratio of net debt to total capitalization is a relevant and a useful financial measure to investors in understanding the leverage employed in the Company’s operations. However, because net debt to total capitalization is not calculated in accordance with GAAP, this financial measure should not be considered in isolation or as an alternative to financial measures prescribed by GAAP. Rather, this non-GAAP financial measure should be used to supplement the Company's GAAP results.

Segment Results
The following table reconciles the results of operations of our segments to our consolidated results for the three and six months ended June 30, 2022 (in thousands):

	Three Months Ended June 30, 2022
	Valencia	San Francisco	Great Park	Commercial	Total reportable segments	Corporate and unallocated	Total under management	Removal of unconsolidated entities(1)	Total consolidated
REVENUES:
Land sales	$14	$—	$262	$—	$276	$—	$276	$(262)	$14
Land sales—related party	1,711	—	1,744	—	3,455	—	3,455	(1,744)	1,711
Home sales	—	—	23,314	—	23,314	—	23,314	(23,314)	—
Management services—related party(2)	—	—	2,602	101	2,703	—	2,703	—	2,703
Operating properties	843	122	—	2,121	3,086	—	3,086	(2,121)	965
Total revenues	2,568	122	27,922	2,222	32,834	—	32,834	(27,441)	5,393
COSTS AND EXPENSES:
Land sales	—	—	13	—	13	—	13	(13)	—
Home sales	—	—	17,882	—	17,882	—	17,882	(17,882)	—
Management services(2)	—	—	2,200	—	2,200	—	2,200	—	2,200
Operating properties	2,378	—	—	629	3,007	—	3,007	(629)	2,378
Selling, general, and administrative	3,582	936	4,425	1,046	9,989	8,133	18,122	(5,471)	12,651
Management fees—related party	—	—	1,848	—	1,848	—	1,848	(1,848)	—
Total costs and expenses	5,960	936	26,368	1,675	34,939	8,133	43,072	(25,843)	17,229
OTHER INCOME (EXPENSE):
Interest income	—	—	89	—	89	117	206	(89)	117
Interest expense	—	—	—	(313)	(313)	—	(313)	313	—
Miscellaneous	112	—	—	—	112	—	112	—	112
Total other income (expense)	112	—	89	(313)	(112)	117	5	224	229
EQUITY IN EARNINGS FROM UNCONSOLIDATED ENTITIES	336	—	235	—	571	—	571	72	643
SEGMENT (LOSS) PROFIT/LOSS BEFORE INCOME TAX PROVISION	(2,944)	(814)	1,878	234	(1,646)	(8,016)	(9,662)	(1,302)	(10,964)
INCOME TAX PROVISION	—	—	—	—	—	(8)	(8)	—	(8)
SEGMENT (LOSS) PROFIT/NET LOSS	$(2,944)	$(814)	$1,878	$234	$(1,646)	$(8,024)	$(9,670)	$(1,302)	$(10,972)
(1) Represents the removal of the Great Park Venture and Gateway Commercial Venture operating results, which are included in the Great Park segment and Commercial segment operating results at 100% of each venture’s historical basis, respectively, but are not included in our consolidated results as we account for our investment in each venture using the equity method of accounting.
(2) For the Great Park and Commercial segments, represents the revenues and expenses attributable to the management company for providing services to the Great Park Venture and the Gateway Commercial Venture, as applicable.

	Six Months Ended June 30, 2022
	Valencia	San Francisco	Great Park	Commercial	Total reportable segments	Corporate and unallocated	Total under management	Removal of unconsolidated entities(1)	Total consolidated
REVENUES:
Land sales	$571	$—	$592	$—	$1,163	$—	$1,163	$(592)	$571
Land sales—related party	1,712	—	3,233	—	4,945	—	4,945	(3,233)	1,712
Home sales	—	—	40,475	—	40,475	—	40,475	(40,475)	—
Management services—related party(2)	—	—	6,046	204	6,250	—	6,250	—	6,250
Operating properties	1,444	302	—	4,059	5,805	—	5,805	(4,059)	1,746
Total revenues	3,727	302	50,346	4,263	58,638	—	58,638	(48,359)	10,279
COSTS AND EXPENSES:
Land sales	—	—	13	—	13	—	13	(13)	—
Home sales	—	—	30,784	—	30,784	—	30,784	(30,784)	—
Management services(2)	—	—	4,884	—	4,884	—	4,884	—	4,884
Operating properties	4,217	—	—	1,069	5,286	—	5,286	(1,069)	4,217
Selling, general, and administrative	8,026	1,785	11,986	2,125	23,922	19,631	43,553	(14,111)	29,442
Restructuring	—	—	—	—	—	19,437	19,437	—	19,437
Management fees—related party	—	—	3,351	—	3,351	—	3,351	(3,351)	—
Total costs and expenses	12,243	1,785	51,018	3,194	68,240	39,068	107,308	(49,328)	57,980
OTHER INCOME (EXPENSE):
Interest income	—	—	244	—	244	138	382	(244)	138
Interest expense	—	—	—	(620)	(620)	—	(620)	620	—
Miscellaneous	224	—	—	—	224	—	224	—	224
Total other income (expense)	224	—	244	(620)	(152)	138	(14)	376	362
EQUITY IN EARNINGS (LOSS) FROM UNCONSOLIDATED ENTITIES	521	—	235	—	756	—	756	(1,145)	(389)
SEGMENT (LOSS) PROFIT/LOSS BEFORE INCOME TAX PROVISION	(7,771)	(1,483)	(193)	449	(8,998)	(38,930)	(47,928)	200	(47,728)
INCOME TAX PROVISION	—	—	—	—	—	(13)	(13)	—	(13)
SEGMENT (LOSS) PROFIT/NET LOSS	$(7,771)	$(1,483)	$(193)	$449	$(8,998)	$(38,943)	$(47,941)	$200	$(47,741)
(1) Represents the removal of the Great Park Venture and Gateway Commercial Venture operating results, which are included in the Great Park segment and Commercial segment operating results at 100% of each venture’s historical basis, respectively, but are not included in our consolidated results as we account for our investments in each venture using the equity method of accounting.
(2) For the Great Park and Commercial segments, represents the revenues and expenses attributable to the management company for providing services to the Great Park Venture and the Gateway Commercial Venture, as applicable.

The table below reconciles the Great Park segment results to the equity in earnings (loss) from our investment in the Great Park Venture that is reflected in the condensed consolidated statement of operations for the three and six months ended June 30, 2022 (in thousands):

	Three Months Ended June 30, 2022	Six Months Ended June 30, 2022
Segment profit (loss) from operations	$1,878	$(193)
Less net income of management company attributed to the Great Park segment	402	1,162
Net income (loss) of the Great Park Venture	1,476	(1,355)
The Company’s share of net income (loss) of the Great Park Venture	554	(508)
Basis difference amortization	(347)	(586)
Equity in earnings (loss) from the Great Park Venture	$207	$(1,094)

The table below reconciles the Commercial segment results to the equity in earnings from our investment in the Gateway Commercial Venture that is reflected in the condensed consolidated statement of operations for the three and six months ended June 30, 2022 (in thousands):

	Three Months Ended June 30, 2022	Six Months Ended June 30, 2022
Segment profit from operations	$234	$449
Less net income of management company attributed to the Commercial segment	101	204
Net income of the Gateway Commercial Venture	133	245
Equity in earnings from the Gateway Commercial Venture	$100	$184